AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

August 2017

For the month of August 2017, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.98% and a net return of 0.96%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of 0.90% for the month.

August gross relative performance: 0.08%

Performance for periods ended August 31, 2017 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	3.69%	1.06%	3.04%	2.52%	4.81%
HIT Total Net Rate of Return	3.41%	0.67%	2.61%	2.09%	4.36%
Barclays Capital Aggregate Bond Index	3.63%	0.49%	2.64%	2.19%	4.40%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

  The portfolio’s ongoing yield advantage over the Barclays Aggregate.
  Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries were mixed for FHA/Ginnie Mae loan certificates and tightened for Fannie Mae DUS securities. Ginnie Mae construction/permanent loan certificates contracted by approximately 1 basis point (bp) and permanent loan certificates widened by 1 bp. The benchmark Fannie Mae 10/9.5 DUS structure contracted by 1 bp. The HIT had 26.0% of its portfolio invested in single-asset DUS securities of various structures at the end of August while there were no such securities in the Barclays Aggregate.
  Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, posting an excess return of -62 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.4% of the index as of August 31, 2017.
  The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -5, -21, -47, and -66 bps, respectively. Over 96% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to less than 72% for the Barclays Aggregate at the end of August.
  The portfolio’s underweight to agency fixed-rate single family mortgage-backed securities (RMBS), the second worst performing major sector in the index with excess returns of -12 bps. The HIT had an 18.4% allocation to this sector versus 28.1% in the Barclays Aggregate as of August 31.
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AFL-CIO HOUSING INVESTMENT TRUST	August 2017 Performance Commentary

Negative impacts to the HIT’s performance included:

•	The portfolio’s slightly short relative duration as Treasury rates fell across the curve, with longer rates declining more than shorter rates. The 2-, 5-, 7-, 10-, and 30-year rates fell by 2, 13, 17, 18, and 17 bps, respectively. The portfolio’s duration allocation, however, is overweight the 7 to 30-year part of the curve, which outperformed on a relative basis. This helped partially offset the overall duration underweight to the index.

August 2017 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	1.08%	0	6.27
Agencies	0.77%	5	4.36
Single family agency MBS (RMBS)	0.73%	-12	4.24
Corporates	0.78%	-62	7.57
Commercial MBS (CMBS)	1.13%	17	5.43
Asset-backed securities (ABS)	0.38%	11	2.23
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	07/31/17	8/31/17	Change
1 Month	0.979%	0.904%	-0.075%
3 Month	1.072%	0.991%	-0.081%
6 Month	1.132%	1.068%	-0.064%
1 Year	1.212%	1.217%	0.005%
2 Year	1.349%	1.326%	-0.024%
3 Year	1.508%	1.427%	-0.081%
5 Year	1.836%	1.702%	-0.134%
7 Year	2.113%	1.942%	-0.171%
10 Year	2.294%	2.117%	-0.177%
30 Year	2.900%	2.726%	-0.174%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	August 2017 Performance Commentary

Portfolio Data as of August 31, 2017

Net Assets	$6,155,079,176
Portfolio Effective Duration	5.328 years
Portfolio Average Coupon	3.26%
Portfolio Current Yield[1]	3.21%
Portfolio Yield to Worst	2.59%
Convexity	0.075
Maturity	9.573 years
Average Price	103.40
Number of Holdings	992

Portfolio Percentage in Each of the Following Categories:2

Agency Single-Family MBS	22.59%
CMBS – Agency Multifamily*	63.44%
U.S. Treasury Notes/Bonds	4.58%
State Housing Permanent Bonds	4.87%
State Housing Construction Bonds	0.59%
Direct Construction Loan	0.14%
Cash & Short-Term Securities	3.79%
* Includes multifamily MBS (55.13%), multifamily Construction MBS (6.33%), and AAA Private-Label CMBS (1.97%).

Portfolio Duration Distribution, by Percentage in Each Category:2

Cash	3.79%
0-0.99 years	7.69%
1-2.99 years	13.78%
3-3.99 years	17.87%
4-5.99 years	17.51%
6-7.99 years	22.66%
8-9.99 years	11.66%
10-14.99 years	2.14%
15-19.99 years	2.27%
Over 20 years	0.63%

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1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

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AFL-CIO HOUSING INVESTMENT TRUST	August 2017 Performance Commentary

Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	5.14%
1 – 2.99 years	9.25%
3 – 4.99 years	31.23%
5 – 6.99 years	15.31%
7 – 9.99 years	26.26%
10 – 19.99 years	9.17%
Greater than 20 years	3.65%

Quality Distribution:3

U.S. Government or Agency	90.05%
AAA	2.51%
AA	3.51%
A	0.00%
Not Rated	0.14%
Cash	3.79%

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3 Percentages weighted by unfunded construction-related security purchase commitments.

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